May 31, 1996



Chesapeake Capital Corp.
500 Forest Avenue
Richmond, Va. 23229

Attention:  Mr. John Hoade

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P. II

Dear Mr. Hoade:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1997. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

CHESAPEAKE CAPITAL CORP.



By:


Print Name:
DAD/sr
rw/1




May 31, 1996



Millburn Ridgefield Corp.
1270 Avenue of the Americas
New York, New York 10020-1795

Attention:  Mr. George Crapple

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P. II

Dear Mr. George Crapple:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1997. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED


MILLBURN RIDGEFIELD CORP.



By:


Print Name:
DAD/sr
rw/1


May 31, 1996



John W. Henry & Company
One Glendinning Place
Westport, Ct. 06880
Attn: Ms. Beth Kenton


      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P. II

Dear Ms. Kenton:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1997. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

JOHN W. HENRY & COMPANY



By:


Print Name:
DAD/sr


August 12, 1997



Chesapeake Capital Corp.
500 Forest Avenue
Richmond, Va. 23229

Attention:  Mr. John Hoade

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P. II

Dear Mr. Hoade:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1998. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

CHESAPEAKE CAPITAL CORP.



By:


Print Name:
DAD/sr
rw/1




June 24, 1997



Millburn Ridgefield Corp.
1270 Avenue of the Americas
New York, New York 10020-1795

Attention:  Mr. George Crapple

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P. II

Dear Mr. George Crapple:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1998. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED


MILLBURN RIDGEFIELD CORP.



By:


Print Name:
DAD/sr
rw/1


June 19, 1997



John W. Henry & Company
One Glendinning Place
Westport, Ct. 06880
Attn: Ms. Beth Kenton


      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P. II

Dear Ms. Kenton:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1998. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

JOHN W. HENRY & COMPANY



By:


Print Name:
DAD/sr